SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): June 15, 1998


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                          WATERSIDE CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)




                                    Virginia
         (State or other jurisdiction of incorporation or organization)




               333-36709                                54-1694665
        (Commission File Number)            (I.R.S. Employer Identification No.)

       300 E. Main Street, #1380
           Norfolk, Virginia                              23510
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (757) 626-1111

                                      N.A.
         (Former name of former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

         On June 8, 1998, the Registrant dismissed the firm of Hoffman, Morrison & Fitzgerald, P.C. ("Hoffman Morrison") as the Registrant's principal accountant. On that same date, the Registrant appointed KPMG Peat Marwick ("KPMG") as the principal accountant of the Registrant effective immediately. The decision to change the Registrant's accountant was recommended by the Audit Committee of the Board of Directors and approved by the full Board.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding the dismissal of Hoffman Morrison and the appointment of KPMG: (i) there were no disagreements with Hoffman Morrison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hoffman Morrison, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K); and
(iii) the Registrant did not consult with KPMG regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, or on any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a "reportable event" (as defined in Item 304(a)(1)(v)). In addition, Hoffman Morrison reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Registrant has authorized Hoffman Morrison to respond fully to any inquiries from KPMG, and to make its work papers available to KPMG. The Registrant has provided Hoffman Morrison with a copy of the disclosures contained in this Form 8-K, and has requested that Hoffman Morrison furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein. A copy of that letter, dated June 15, 1998 is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

                   Exhibit            Description
                              ---------------------------------

                   16         Letter,  dated June 15, 1998 from
                              Hoffman     Morrison    to    the
                              Securities      and      Exchange
                              Commission,  stating  whether  it
                              agrees with the  statements  made
                              by the  Registrant in the Current
                              Report on Form 8-K concerning its
                              dismissal  as  the   Registrant's
                              principal accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WATERSIDE CAPITAL CORPORATION


                                     By: /s/ J. Alan Lindauer
                                        ----------------------------
                                             J. Alan Lindauer
                                             President, Chief Executive Officer


Date  June 15, 1998